UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):       October 9, 2009

Noble Consolidated Industries Corp

(Exact name of registrant as specified in its charter)

Nevada	000-25523	33-08843633
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1280 Alexandria Court
McCarran, Nevada   89343

(Address of Principal Executive Officers)     (Zip Code)

Registrant's telephone number, including area code:     775-343-1000

U.S.Canadian Minerals, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item numbers to insert in file

Section 1 - Registrant's Business and Operations
1.01             Entry into a Material Definitive Agreement

Effective 5:01pm on Friday, October 9, 2009, Interwest Transfer Co., Inc. (“Interwest”) will act as registrar and transfer agent for Noble Consolidated Industries Corp (the “Company”). The terms and conditions upon which Interwest will provide service to the Company are set out in an agreement between the Company and Interwest dated October 1, 2009 but not effective until Friday, October 9, 2009 pursuant to a related agreement between the Company and Pacific Stock Transfer Company (“Pacific”) with respect to a program of transition between Pacific, as outgoing service provider, and Interwest, as incoming service provider.

1.02	Termination of a Material Definitive Agreement

The agreement between the Company and Pacific with respect to Pacific’s services as registrar and transfer agent to the Company was terminated at 5pm PDT on Friday, October 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    October 14, 2009

By: /s/ Thomas E. Barton Chown
General Counsel

2